UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21319

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible and High Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	James S. Hamman, Jr., Secretary,
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2007
DATE OF REPORTING PERIOD: November 1, 2006 through April 30, 2007

ITEM 1. REPORTS TO SHAREHOLDERS
Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

CALAMOS®

Investment strategies for your serious money™

Calamos Convertible and High Income Fund (CHY)

Semiannual Report April 30, 2007

Managing Your Calamos Funds Investments
Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

Letter to Shareholders	1

Economic and Market Review	3

Investment Team Interview	4

Schedule of Investments	7

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes In Net Assets	18

Notes to Financial Statements	19

Financial Highlights	25

Report of Independent Registered Public Accounting Firm	26

About Closed-End Funds	29

Leverage	30

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	31

The Calamos Investments Advantage	32

Calamos Closed-End Funds	33
24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE

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• Get fund prices and account balances
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PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

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Letter to Shareholders
Dear Fellow Shareholders:
Enclosed is your semiannual report for the six months ended April 30, 2007. As always, we value the opportunity to communicate with you and encourage you to review these materials with care. You’ll find share price and NAV performance information, commentary about the Fund and markets, portfolio allocations, as well as a complete listing of holdings and financial highlights.
As you’ll learn in this report, the Fund posted a solid gain for the period and continued to provide a stable monthly dividend to shareholders. We believe the Fund’s performance—both during the period and since its inception—speaks to the value of dynamically blending securities from different asset classes to pursue returns and manage risk.
This year marks an important milestone for us—30 years of helping investors achieve their long-term goals. When I look back to 1977, in many ways, it was a very different world. Personal computers were years away from being standard office equipment, and we still did calculations with pencils, paper and French curves. The Dow Jones Industrial Average was trading well below the 13,000 close it achieved in April. In fact, it was trading below 1,000! Without the benefit of today’s technologies, we were less connected to other countries and markets.
Although much has changed since 1977, the core values that guided Calamos Investments then continue to inform each decision we make today. We place you, our shareholders, first. We recognize the assets you entrust with us are the result of hard work and carefully thought-out choices. We regard the management of your assets as both a responsibility and an honor—one which we welcome with the utmost dedication.
We continue to believe strongly in the value of teamwork. Each Calamos fund is managed by a team of investment professionals. In our view, teams maximize individual talent and the best ideas emerge from an environment of collaboration. As we have grown, we have continued to strengthen our team by adding new and talented associates. I’m pleased to announce that during these past six months, this growth has continued with the addition of seasoned fixed-income and cash management investment professionals to our ranks.
Thirty years ago, innovative and entrepreneurial spirit served to set us apart. Then, we were using convertible securities—which were little understood—to maximize return potential while managing risk. Throughout our history, we have continually challenged ourselves to understand and maximize the potential of the evolving marketplace—indeed, the world. We believe that globalization has given rise to truly exciting opportunities for growth and progress, and believe that this fund is well positioned to participate in the dynamic global marketplace.

Convertible and High Income Fund Letter to Shareholders SEMIANNUAL REPORT	1

Letter to Shareholders
We view the long-term results we achieve for you as the most important measure of our success. Consistent with this, we seek to invest ahead of events rather than chase performance, and always keep a close eye on understanding and managing risk. As we have for 30 years, we view this focus on risk management—on protecting your principal over the long-term—as a key differentiator of our investment process.
If you have any questions about your portfolio, please contact your financial advisor, or, contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time.
We thank you for your trust and look forward to helping you achieve your financial goals in the years to come.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.

2	Convertible and High Income Fund SEMIANNUAL REPORT Letter to Shareholders

Economic and Market Review

For the latest market and economic outlook, please visit our website at www.calamos.com and select the “Individual Investors” button.

We believe the U.S. economy has entered a period of mid-cycle slowdown, as evidenced by factors such as softness in first-quarter gross domestic product, the slide of sub-prime mortgage market and the slump in the housing market.
That said, periods of more subdued growth are normal and do not necessarily signal an imminent recession. In fact, we believe the economy is sound. While gas prices have increased again, core inflation is in an acceptable range. Under Chairman Bernanke, the Fed has done a good job of managing the economy and has sufficient room to move rates either up or down. On the whole, consumers have access to credit. Productivity and labor trends remain positive. Despite higher prices at the gas pump, consumer trends are strong, with good gains in wage growth supporting consumer spending. Earnings growth seems likely to drop from double-digit levels in 2006, but we believe this is simply a return to more normal levels. Merger-and-acquisition activity and stock buy-backs also further the case that corporate America appears to be on solid ground.
Although the housing market remains a source of apprehension for many, it is important to remember that many factors in the global economy suggest the potential for continued strength, including its diversification, productivity gains, inflation containment and global reach. As evidence of this, consider that since the 1980s, the U.S. economy has experienced rolling recessions in various sectors (including agriculture, commodities, banking, and information technology)—while avoiding a significant overall decline.
The high-yield market benefited from strong issuance, particularly in 2007; and defaults have remained near record lows. Unlike the equity markets, which experienced considerable volatility throughout the period, the high-yield market climbed at a fairly steady pace. Lower-quality credits outperformed the higher tiers of the high-yield universe for the period. Credit spreads remained narrow, particularly in the CCC segment of the market.
Convertible securities continued to offer investors compelling opportunities. Issuance remained strong, particularly in 2007, and valuations continued to improve. For the six-month period overall, investors rewarded lower-quality convertible securities most; speculative-grade issues outperformed investment-grade issues. From a sector perspective, cyclical and value-oriented companies outperformed growth sectors. However, as in the equity markets, indications emerged that the tide may be turning away from cyclical and lower-quality issues. After the February market correction, investors began to return their attention to higher-quality, growth-oriented convertibles.
History has shown that even during periods of economic slowdown, the markets may offer considerable upside potential. This has held true during the semiannual period. Looking forward, we believe many opportunities exist for long-term investors, across asset classes. With its focus on higher-yielding securities with good fundamentals, we believe the Fund is well positioned for this environment.
This report is presented for informational purposes and should not be considered investment advice.

Convertible and High Income Fund Economic and Market Review SEMIANNUAL REPORT	3

Investment Team Interview
In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discuss the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2007.
TOTAL RETURN*
Common Shares — Inception 05/28/03

	6		Since
	Months	1 Year	Inception**
On Share Price	5.16%	16.78%	13.22%
On NAV	8.46	12.76	12.70

*	Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**	Annualized since inception.
Q. How did the Fund perform over the reporting period?
A. Calamos Convertible and High Income Fund (CHY) posted strong gains over the semiannual period. Its underlying portfolio (as represented by net asset value, or NAV) returned 8.46% for the six-month period, outpacing the CS High Yield Index,1 up 7.65%. On a market price basis, the Fund returned 5.16%.
The Fund continued to provide shareholders with a steady level of income. Throughout the period, the Fund delivered a stable monthly distribution of $0.1219 per share. Since August 2003, the Fund has maintained a distribution of at least this level.
As of April 30, 2007, the Fund traded at a premium of 6.63% to its NAV, reflecting continued strong investor demand for shares.
DISTRIBUTION HISTORY
(LATEST 12 MONTHS)

Date Paid	Per share
April	$0.1219
March	0.1219
February	0.1219
January	0.1451	‡
December	0.1219
November	0.1219
October	0.1219
September	0.1219
August	0.1219
July	0.1219
June	0.1219
May	0.1219

‡	Includes $0.1451 in net realized long-term capital gains.
Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.
Q. What do you believe to be the most compelling merits of the Fund?
A. The Fund has demonstrated its ability to deliver a steady distribution and good total return through varying interest rate and market climates. Despite rising short-term rates, this continued through the period, thanks to the Fund’s focus on less-interest rate sensitive issues.
We believe that the Fund provides investors with an attractive complement to a traditional fixed income investment. We think of the Fund as an “enhanced fixed-income” strategy, in that it is focused on delivering an attractive income stream with the potential for capital gains. Our strategy involves opportunistically blending “straight” (non-convertible) corporate bonds with convertible securities to create a risk-managed portfolio of the most compelling high yield issues.

4	Convertible and High Income Fund SEMIANNUAL REPORT Investment Team Interview

Investment Team Interview
As we noted, the securities in the portfolio tend to have considerably less interest-rate sensitivity compared with traditional fixed-income securities. Moreover, high-yield and convertible bonds tend to have greater sensitivity to the equity markets. This was beneficial during the reporting period as the equity market advanced briskly, particularly after the brief correction that began in February.
Q. Tell us more about the potential benefits of blending non-convertible (“straight”) corporate bonds with a complementary allocation to convertible bonds.
A. Having the flexibility to invest in both straight corporate bonds and convertible bonds provides us with a larger universe of choices. Also, including convertible securities opportunistically helps us to manage risk and enhance return potential over full market cycles. During periods of volatility in advancing equity markets—such as we experienced in 2007—convertibles may be particularly advantageous, because higher volatility increases the value of the conversion feature of a convertible issue.

Sector Allocation
Consumer Discretionary	25.3%
Financials	16.8
Industrials	10.6
Information Technology	10.3
Energy	8.5
Materials	7.7
Health Care	6.3
Consumer Staples	6.0
Utilities	4.3
Telecommunication Services	2.1
Sector allocations are based on net assets and may vary over time.
Q. What specific factors contributed to the Fund’s gains?
A. The Fund’s advance was broad based, fuelled by positive returns across all market sectors. On an absolute basis, the Fund’s consumer staples, financials and health care positions were among those posting the highest returns. Performance relative to the index benefited from security selection in financials (specifically, companies with capital market sensitivity) and in consumer staples.
Both the allocations to straight and convertible bonds delivered positive returns. Against the backdrop of a rising equity market, convertibles performed most strongly.
Q. What factors hindered performance?
A. Relative to the CS High Yield index, the Fund’s performance was tempered by security selection in the consumer discretionary and information technology sectors. Also, our bias toward higher quality credits slowed the Fund’s pace versus the index, as the most speculative issues outperformed. That said, we believe that our more prudent approach makes sense, particularly in a slowing economic environment. Simply put, in our view, a higher coupon or income stream can’t make up for a default.
Q. How did your leverage strategy mitigate the negative influence of interest rate increases?
A. Leverage strategies typically involve borrowing at very short-term rates and investing the proceeds at long-term rates. As short-term rates rise, the profitability of leverage activities may decrease if there is not a commensurate increase in long-term rates. During the period, short-term and long-term rates generally held steady.

Convertible and High Income Fund Investment Team Interview SEMIANNUAL REPORT	5

Investment Team Interview
However, we have been able to mitigate the influence of rate increases through our use of interest rate swaps. We had locked in a majority of the cost of leverage earlier in the interest rate cycle, when rates were lower. (For more on the Fund’s use of leverage and interest rate swaps, see the section “Leverage.”)
QUALITY ALLOCATION

Weighted Average Credit Quality	BB+
AAA	1.5%
AA	3.7
A	10.7
BBB	16.4
BB	29.9
B	27.5
CCC or below	3.7
Not Rated	6.6
Data is based on portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities and cash.
Q. What is your outlook for the Fund?
A. We’re optimistic about the prospects of the Fund. Through rigorous individual security research, we have built a portfolio of companies with respectable balance sheets and good prospects for sustainable growth.
The health of corporate America should continue to provide support for financially sound high-yield issuers. However, given that the economy is slowing, we believe that the most speculative high-yield securities merit particular caution. Consistent with our view that the U.S. economy has entered a period of mid-cycle slowdown, we’re continuing to emphasize investment grade issues and issues from the higher tiers of the high yield universe, while avoiding truly distressed issues. A great deal of credit has been extended during the past few years, and investors seem to be complacent in owning virtually any corporate debt; this is underscored by historically tight spreads in the CCC rated segment of the debt market. We believe a more prudent approach is the better course.
We believe that the inclusion of convertible securities in the Fund will continue to benefit shareholders. As we noted, convertible securities tend to benefit from rising equity markets and volatility. Higher volatility tends to increase the value of the bond’s conversion feature. Although valuations have improved, our research shows that the convertible market still offers attractively valued securities.

[1]	The CS High Yield Index is an unmanaged index of high yield debt securities.

Source: Russell/Mellon Analytical Services LLC.

6	Convertible and High Income Fund SEMIANNUAL REPORT Investment Team Interview

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE
CORPORATE BONDS (75.0%)
		Consumer Discretionary (23.1%)
$4,216,000		Asbury Automotive Group, Inc.* 7.625%, 03/15/17	$4,258,160
9,117,000		Beazer Homes USA, Inc. 8.375%, 04/15/12	9,094,207
6,382,000		8.125%, 06/15/16^	6,350,090
4,558,000		Broder Bros. Company 11.250%, 10/ 15/10	4,660,555
4,558,000		DEX Media, Inc. 8.000%, 11/15/13	4,797,295
13,994,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	14,833,640
5,743,000		EchoStar DBS Corp. 7.125%, 02/01/16	6,008,614
11,041,000	GBP	EMI Group,PLC 9.750%, 05/20/08	22,851,442
7,749,000		Expedia, Inc.^ 7.456%, 08/15/18	8,140,720
		Ford Motor Company
9,117,000		7.450%, 07/16/31^	7,259,411
7,293,000		8.625%, 11/01/10	7,471,686
6,176,000		GameStop Corp. 8.000%, 10/01/12	6,616,040
3,647,000		General Motors Acceptance Corp. 6.875%, 09/15/11	3,662,664
		General Motors Corp.^
5,926,000		7.200%, 01/15/11	5,674,145
4,376,000		7.125%, 07/15/13	4,053,270
		Goodyear Tire & Rubber Company
6,382,000		7.857%, 08/15/11^	6,709,077
4,558,000		7.000%, 03/15/28	4,421,260
3,191,000		Group 1 Automotive, Inc. 8.250%, 08/15/13	3,318,640
6,610,000		Hanes Brands, Inc.^*‡ 8.735%, 12/15/14	6,824,825
8,478,000		Hasbro, Inc. 6.600%, 07/15/28	8,424,309
7,293,000		Hovnanian Enterprises, Inc.^ 8.625%, 01/15/17	7,365,930
5,470,000		Idearc, Inc.* 8.000%, 11/15/16	5,729,825
4,558,000		Interpublic Group of Companies, Inc. 7.250%, 08/15/11	4,723,228
		J.C.Penney Company, Inc.
1,823,000		9.000%, 08/01/12	2,107,771
1,367,000		7.650%, 08/15/16	1,528,168
2,717,000		Jarden Corp. 7.500%, 05/01/17	2,795,114
2,926,000		Kellwood Company 7.625%, 10/15/17	2,727,354
4,558,000		Landry’s Restaurants, Inc. 7.500%, 12/15/14	4,558,000
3,191,000		Liberty Media Corp. 8.250%, 02/01/30	3,214,767
4,330,000		Linens ‘n Things, Inc.^‡ 10.981%, 01/15/14	4,097,263
3,578,000		Mandalay Resort Group^ 7.625%, 07/15/13	3,595,890
1,367,000		NCL Holding, ASA^ 10.625%, 07/15/14	1,367,000
10,783,000		Oxford Industries, Inc. 8.875%, 06/01/11	11,241,277
866,000		Phillips-Van Heusen Corp.^ 8.125%, 05/01/13	917,960
912,000		Pinnacle Entertainment, Inc. 8.250%, 03/15/12	941,640
2,735,000		Rent-A-Center, Inc. 7.500%, 05/01/10	2,776,025
10,849,000		Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	10,797,521
7,749,000		Service Corporation International* 7.500%, 04/01/27	7,787,745
820,000		Station Casinos, Inc. 6.875%, 03/01/16	774,900
7,840,000		Vail Resorts, Inc. 6.750%, 02/15/14	7,957,600
6,382,000		Warnaco Group, Inc. 8.875%, 06/15/13	6,820,762
		Warner Music Group
1,823,000	GBP	8.125%, 04/15/14	3,636,340
1,823,000		7.375%, 04/15/14	1,759,195
2,735,000		WCI Communities, Inc.^ 6.625%, 03/15/15	2,584,575
820,000		Wynn Las Vegas, LLC 6.625%, 12/01/14	826,150

			248,062,050

		Consumer Staples (6.1%)
2,170,000		Alliance One International, Inc.* 8.500%, 05/15/12	2,251,375
1,823,000		Central Garden & Pet Company 9.125%, 02/01/13	1,909,592
5,014,000		Chattem, Inc. 7.000%, 03/01/14	5,039,070
3,875,000		Chiquita Brands International, Inc.^ 8.875%, 12/01/15	3,739,375
1,677,000		Constellation Brands, Inc. 7.250%, 09/01/16	1,714,733
5,155,000		Del Monte Foods Company 8.625%,12/15/12	5,438,525
9,572,000		Dole Food Company, Inc. 7.250%, 06/15/10	9,440,385
4,102,000		NBTY, Inc. 7.125%, 10/01/15	4,173,785
7,248,000		Pilgrim’s Pride Corp. 8.375%, 05/01/17^	7,374,840
2,325,000		7.625%, 05/01/15	2,365,687
5,835,000		Playtex Products, Inc. 8.000%, 03/01/11	6,126,750
See accompanying Notes to Schedule of Investments.

Convertible and High Income Fund Schedule of Investments SEMIANNUAL REPORT	7

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE
$5,926,000	Reynolds American, Inc. 7.300%, 07/15/15	$6,357,188
3,647,000	7.625%, 06/01/16	4,008,381
1,823,000	Smithfield Foods, Inc. 7.750%, 05/15/13	1,905,035
3,601,000	SUPERVALU, Inc. 7.500%, 11/15/14	3,781,050

		65,625,771

	Energy (9.6%)
8,205,000	Arch Western Finance, LLC 6.750%, 07/01/13	8,184,487
	Chesapeake Energy Corp.
3,647,000	6.875%, 01/15/16	3,729,057
1,823,000	7.750%, 01/15/15	1,914,150
2,826,000	Comstock Resources, Inc. 6.875%, 03/01/12	2,776,545
4,558,000	Forest Oil Corp. 8.000%, 12/15/11	4,797,295
	Giant Industries, Inc.
5,470,000	8.000%, 05/15/14	5,743,500
1,823,000	11.000%, 05/15/12	1,934,659
3,191,000	Hanover Compressor Company 9.000%, 06/01/14	3,462,235
10,347,000	Houston Exploration Company 7.000%, 06/15/13	10,450,470
2,667,000	Mariner Energy, Inc.^ 8.000%, 05/15/17	2,697,004
6,290,000	Petrohawk Energy Corp. 7.125%, 04/01/12	6,258,550
	Petróleo Brasileiro, SA
6,837,000	8.375%, 12/10/18	8,272,770
4,558,000	9.125%, 07/02/13	5,389,835
15,954,000	Premcor Refining Group, Inc. 7.500%, 06/15/15	16,481,328
5,105,000	Superior Energy Services, Inc. 6.875%, 06/01/14	5,207,100
2,735,000	Swift Energy Company 7.625%, 07/15/11	2,803,375
5,926,000	Whiting Petroleum Corp. 7.250%, 05/01/12	5,851,925
6,336,000	Williams Companies, Inc.^ 7.750%, 06/15/31	6,858,720

		102,813,005

	Financials (4.2%)
	E*TRADE Financial Corp.
6,929,000	7.375%, 09/15/13^	7,266,789
5,265,000	7.875%, 12/01/15	5,705,944
1,276,000	8.000%, 06/15/11	1,347,775
10,028,000	Host Hotels & Resorts, Inc.^ 7.125%, 11/01/13	10,378,980
11,191,000	Leucadia National Corp. 7.000%, 08/15/13	11,274,932
866,000	Omega Healthcare Investors, Inc. 7.000%, 04/01/14	882,238
	Senior Housing Properties Trust
4,558,000	8.625%, 01/15/12	5,002,405
3,221,000	7.875%, 04/15/15	3,390,102

		45,249,165

	Health Care (4.6%)
14,837,000	Ameripath, Inc.^ 10.500%, 04/01/13	16,227,969
4,558,000	Angiotech Pharmaceuticals, Inc.^ 7.750%, 04/01/14	4,227,545
1,823,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	1,898,199
820,000	DaVita, Inc.^ 7.250%, 03/15/15	842,550
4,877,000	Psychiatric Solutions, Inc. 7.750%, 07/15/15	5,011,118
9,208,000	Tenet Healthcare Corp. 9.250%, 02/01/15	9,254,040
4,877,000	Valeant Pharmaceuticals International 7.000%, 12/15/11	4,755,075
6,382,000	Vanguard Health Systems, Inc. 9.000%, 10/01/14	6,645,257

		48,861,753

	Industrials (8.6%)
5,470,000	American Airlines, Inc. 7.250%, 02/05/09	5,565,725
2,279,000	Armor Holdings, Inc. 8.250%, 08/15/13	2,404,345
2,735,000	BE Aerospace, Inc. 8.875%, 05/01/11	2,815,910
14,587,000	CNH Global, NV 9.250%, 08/01/11	15,407,519
15,042,000	Esterline Technologies Corp. 7.750%, 06/15/13	15,643,680
912,000	FTI Consulting, Inc. 7.625%, 06/15/13	946,200
3,191,000	Gardner Denver, Inc. 8.000%, 05/01/13	3,398,415
1,367,000	GATX Corp. 8.875%, 06/01/09	1,462,981
1,705,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	1,858,450
	IKON Office Solutions, Inc.
2,279,000	7.750%, 09/15/15^	2,398,647
1,823,000	6.750%, 12/01/25	1,656,662
5,379,000	Interline Brands, Inc. 8.125%, 06/15/14	5,621,055
3,962,000	Manitowoc Company, Inc.^ 10.500%, 08/01/12	4,229,435
7,701,000	Mobile Mini, Inc. 9.500%, 07/01/13	8,430,054
	Sequa Corp.
6,382,000	8.875%, 04/01/08	6,589,415
1,823,000	9.000%, 08/01/09	1,936,937
See accompanying Notes to Schedule of Investments.

8	Convertible and High Income Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE
$1,728,000		Terex Corp. 7.375%, 01/15/14	$1,814,400
2,051,000		Trinity Industries, Inc. 6.500%, 03/15/14	2,051,000
1,823,000		WESCO Distribution, Inc. 7.500%, 10/15/17	1,877,690
3,647,000		Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	3,683,470
2,279,000		Williams Scotsman International, Inc. 8.500%, 10/01/15	2,427,135

			92,219,125

		Information Technology (6.5%)
6,176,000		Advanced Micro Devices, Inc.^ 7.750%, 11/01/12	6,083,360
3,191,000		Amkor Tech, Inc.^ 9.250%, 06/01/16	3,398,415
2,498,000		Arrow Electronics, Inc. 6.875%, 06/01/18	2,620,277
820,000		Avago Technologies^ 11.875%, 12/01/15	940,950
		Celestica, Inc.^
7,749,000		7.625%, 07/01/13	7,419,667
3,647,000		7.875%, 07/01/11	3,610,530
1,823,000		Flextronics International, Ltd. 6.500%, 05/15/13	1,816,164
6,610,000		Freescale Semiconductor, Inc.* 8.875%, 12/15/14	6,651,313
1,823,000	GBP	Iron Mountain, Inc.* 7.250%, 04/15/14	3,654,567
4,558,000		NXP, BV* 7.875%, 10/15/14	4,763,110
8,661,000		SunGard Data Systems, Inc. 9.125%, 08/15/13	9,332,227
18,689,000		Xerox Corp. 7.625%, 06/15/13	19,716,895

			70,007,475

		Materials (7.7%)
4,558,000		Ball Corp. 6.875%, 12/15/12	4,683,345
3,647,000		Boise Cascade Company 7.125%, 10/15/14	3,647,000
912,000		Crown Holdings, Inc. 7.750%, 11/15/15	969,000
17,340,000		Equistar Chemicals, LP 10.625%, 05/01/11	18,380,400
820,000		Gibraltar Industries, Inc. 8.000%, 12/01/15	830,250
		Ineos Group Holdings, PLC*
5,470,000	EUR	7.875%, 02/15/16	7,072,739
912,000		8.500%, 02/15/16^	886,920
5,470,000		IPSCO, Inc. 8.750%, 06/01/13	5,879,533
3,145,000		Mosaic Company* 7.625%, 12/01/16	3,373,012
8,205,000		Neenah Paper, Inc. 7.375%, 11/15/14	7,999,875
2,279,000		P.H.Glatfelter Company 7.125%, 05/01/16	2,304,639
2,735,000		Polyone Corp. 10.625%, 05/15/10	2,895,681
4,558,000		Sealed Air Corp.* 6.875%, 07/15/33	4,579,455
6,837,000		Terra Industries, Inc.* 7.000%, 02/01/17	6,734,445
1,823,000		Texas Industries, Inc. 7.250%, 07/15/13	1,898,199
		Union Carbide Corp.
4,422,000		7.875%, 04/01/23	4,734,193
2,963,000		7.500%, 06/01/25	3,043,890
3,373,000		Westlake Chemical Corp. 6.625%, 01/15/16	3,297,108

			83,209,684

		Telecommunication Services (2.7%)
5,470,000		AT&T Corp. 8.000%, 11/15/31	6,874,707
3,419,000		CenturyTel, Inc. 6.875%, 01/15/28	3,405,820
638,000		Citizens Communications Company 9.000%, 08/15/31	703,395
3,191,000		Leap Wireless International, Inc.* 9.375%, 11/01/14	3,422,347
3,464,000		Qwest Communications International, Inc.^ 7.750%, 02/15/31	3,533,280
6,382,000		Sprint Nextel Corp. 7.375%, 08/01/15	6,607,993
4,102,000		Syniverse Technologies, Inc. 7.750%, 08/15/13	4,040,470

			28,588,012

		Utilities (1.9%)
912,000		NRG Energy, Inc. 7.375%, 02/01/16	949,620
1,924,000		Public Service Enterprise Group, Inc. 8.625%, 02/15/08	1,967,290
11,487,000		Teco Energy, Inc. 7.500%, 06/15/10	12,233,655
6,382,000		TXU Corp. 6.500%, 11/15/24	5,554,982

			20,705,547

		TOTAL CORPORATE BONDS (Cost $776,625,583)	805,341,587

See accompanying Notes to Schedule of Investments.

Convertible and High Income Fund Schedule of Investments SEMIANNUAL REPORT	9

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (25.4%)
		Consumer Discretionary (7.2%)
$20,000,000		Interpublic Group of Companies, Inc.*‡ 5.705%, 06/15/09	$25,041,140
6,500,000		Lamar Advertising Company 2.875%, 12/31/10	8,677,500
2,320,000		Liberty Media Corp.(CBS Corp.)¥ 3.250%, 03/15/31	2,001,000
		Liberty Media Corp.(Sprint Corporation PCS)¥
4,142,000		3.750%, 02/15/30	2,609,460
1,974,000		4.000%, 11/15/29	1,334,917
6,750,000	GBP	Punch Taverns Redwood Jersey Company Ltd. 5.000%, 12/14/10	17,982,267
45,000,000	ZAR	Steinhoff International Holdings, Ltd. 5.700%, 07/31/13	6,948,369
		United Auto Group, Inc.
1,150,000		3.500%, 04/01/26*	1,223,313
600,000		3.500%, 04/01/26	638,250
9,000,000		Walt Disney Company^ 2.125%, 04/15/23	11,047,500

			77,503,716

		Consumer Staples (0.7%)
4,750,000		Church & Dwight Company, Inc. 5.250%, 08/15/33	8,045,313

		Financials (1.4%)
14,000,000		Prudential Financial, Inc.‡ 2.600%, 11/15/35	14,919,520

		Health Care (2.0%)
10,500,000		Emdeon Corp.* 3.125%, 09/01/25	12,455,625
8,000,000		Wyeth^‡ 4.877%, 01/15/24	8,874,400

			21,330,025

		Industrials (4.4%)
5,000,000		FTI Consulting, Inc. 3.750%, 07/15/12	6,918,750
13,500,000		L-3 Communications Holdings, Inc.^ 3.000%, 08/01/35	14,664,375
6,400,000		Lockheed Martin Corp.‡ 5.110%, 08/15/33	8,764,608
5,500,000		Quanta Services, Inc.*^ 3.750%, 04/30/26	7,645,000
13,000,000		Roper Industries, Inc. 1.481%, 01/15/34	9,343,750

			47,336,483

		Information Technology (6.8%)
4,000,000		Andrew Corp. 3.250%, 08/15/13	4,040,000
2,500,000		ASM International NV 4.250%, 12/06/11	3,148,750
20,500,000		Electronic Data Systems Corp.^ 3.875%, 07/15/23	21,422,500
32,000,000		Intel Corp.^ 2.950%, 12/15/35	29,280,000
7,500,000		Linear Technology Corp.*^ 3.000%, 05/01/27	7,753,125
6,000,000		Mentor Graphics Corp.* 6.250%, 03/01/26	7,342,500

			72,986,875

		Utilities (2.9%)
6,500,000		CenterPoint Energy, Inc. ¥ 3.750%, 05/15/23	10,895,625
4,500,000	EUR	International Power, PLC 3.250%, 07/20/13	8,269,899
3,500,000	GBP	Scottish & Southern Energy, PLC 3.750%, 10/29/09	11,813,824

			30,979,348

		TOTAL CONVERTIBLE BONDS (Cost $247,807,515)	273,101,280

SYNTHETIC CONVERTIBLE SECURITIES (8.6%)
Corporate Bonds (7.3%)
		Consumer Discretionary (2.2%)
409,000		Asbury Automotive Group, Inc.* 7.625%, 03/15/17	413,090
		Beazer Homes USA, Inc.
883,000		8.375%, 04/15/12	880,792
618,000		8.125%, 06/15/16^	614,910
442,000		Broder Bros.Company 11.250%, 10/15/10	451,945
442,000		DEX Media, Inc. 8.000%, 11/15/13	465,205
1,356,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	1,437,360
557,000		EchoStar DBS Corp. 7.125%, 02/01/16	582,761
1,070,000	GBP	EMI Group, PLC 9.750%, 05/20/08	2,214,568
751,000		Expedia, Inc.^ 7.456%, 08/15/18	788,964
		Ford Motor Company
883,000		7.450%, 07/16/31^	703,089
707,000		8.625%, 11/01/10	724,322
599,000		GameStop Corp. 8.000%, 10/01/12	641,679
353,000		General Motors Acceptance Corp. 6.875%, 09/15/11	354,516
		General Motors Corp.^
574,000		7.200%, 01/15/11	549,605
424,000		7.125%, 07/15/13	392,730
		Goodyear Tire & Rubber Company
618,000		7.857%, 08/15/11^	649,673
442,000		7.000%, 03/15/28	428,740
See accompanying Notes to Schedule of Investments.

10	Convertible and High Income Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE
$309,000		Group 1 Automotive, Inc. 8.250%, 08/15/13	$321,360
640,000		Hanes Brands, Inc.^*‡ 8.735%, 12/15/14	660,800
822,000		Hasbro, Inc. 6.600%, 07/15/28	816,794
707,000		Hovnanian Enterprises, Inc.^ 8.625%, 01/15/17	714,070
530,000		Idearc, Inc.* 8.000%, 11/15/16	555,175
442,000		Interpublic Group of Companies, Inc. 7.250%, 08/15/11	458,023
		J.C.Penney Company, Inc.
177,000		9.000%, 08/01/12	204,649
133,000		7.650%, 08/15/16	148,681
263,000		Jarden Corp. 7.500%, 05/01/17	270,561
284,000		Kellwood Company 7.625%, 10/15/17	264,719
442,000		Landry’s 7.500%, 12/15/14	442,000
309,000		Liberty Media Corp. 8.250%, 02/01/30	311,301
420,000		Linens ‘n Things, Inc.^‡ 10.981%, 01/15/14	397,425
347,000		Mandalay Resort Group^ 7.625%, 07/15/13	348,735
133,000		NCL Holding, ASA^ 10.625%, 07/15/14	133,000
1,045,000		Oxford Industries, Inc. 8.875%, 06/01/11	1,089,412
84,000		Phillips-Van Heusen Corp.^ 8.125%, 05/01/13	89,040
88,000		Pinnacle Entertainment, Inc. 8.250%, 03/15/12	90,860
265,000		Rent-A-Center, Inc. 7.500%, 05/01/10	268,975
1,051,000		Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	1,046,013
751,000		Service Corporation International* 7.500%, 04/01/27	754,755
80,000		Station Casinos, Inc. 6.875%, 03/01/16	75,600
760,000		Vail Resorts, Inc. 6.750%, 02/15/14	771,400
618,000		Warnaco Group, Inc. 8.875%, 06/15/13	660,488
		Warner Music Group
177,000	GBP	8.125%, 04/15/14	353,062
177,000		7.375%, 04/15/14	170,805
265,000		WCI Communities, Inc.^ 6.625%, 03/15/15	250,425
80,000		Wynn Las Vegas, LLC 6.625%, 12/01/14	80,600

			24,042,677

		Consumer Staples (0.6%)
210,000		Alliance One International, Inc.* 8.500%, 05/15/12	217,875
177,000		Central Garden & Pet Company 9.125%, 02/01/13	185,407
486,000		Chattem, Inc. 7.000%, 03/01/14	488,430
375,000		Chiquita Brands International, Inc.^ 8.875%, 12/01/15	361,875
163,000		Constellation Brands, Inc. 7.250%, 09/01/16	166,668
500,000		Del Monte Foods Company 8.625%, 12/15/12	527,500
928,000		Dole Food Company, Inc. 7.250%, 06/15/10	915,240
398,000		NBTY, Inc. 7.125%, 10/01/15	404,965
		Pilgrim’s Pride Corp.
702,000		8.375%, 05/01/17^	714,285
225,000		7.625%, 05/01/15	228,937
565,000		Playtex Products, Inc. 8.000%, 03/01/11	593,250
		Reynolds American, Inc.
574,000		7.300%, 07/15/15	615,765
353,000		7.625%, 06/01/16	387,979
177,000		Smithfield Foods, Inc. 7.750%, 05/15/13	184,965
349,000		SUPERVALU, Inc. 7.500%, 11/15/14	366,450

			6,359,591

		Energy (0.9%)
795,000		Arch Western Finance, LLC 6.750%, 07/01/13	793,012
		Chesapeake Energy Corp.
353,000		6.875%, 01/15/16	360,943
177,000		7.750%, 01/15/15	185,850
274,000		Comstock Resources, Inc. 6.875%, 03/01/12	269,205
442,000		Forest Oil Corp. 8.000%, 12/15/11	465,205
		Giant Industries, Inc.
530,000		8.000%, 05/15/14	556,500
177,000		11.000%, 05/15/12	187,841
309,000		Hanover Compressor Company 9.000%, 06/01/14	335,265
1,003,000		Houston Exploration Company 7.000%, 06/15/13	1,013,030
258,000		Mariner Energy, Inc.^ 8.000%, 05/15/17	260,903
See accompanying Notes to Schedule of Investments.

Convertible and High Income Fund Schedule of Investments SEMIANNUAL REPORT	11

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE
$610,000	Petrohawk Energy Corp. 7.125%, 04/01/12	$606,950
	Petróleo Brasileiro, SA
663,000	8.375%, 12/10/18	802,230
442,000	9.125%, 07/02/13	522,665
1,546,000	Premcor Refining Group, Inc. 7.500%, 06/15/15	1,597,100
495,000	Superior Energy Services, Inc. 6.875%, 06/01/14	504,900
265,000	Swift Energy Company 7.625%, 07/15/11	271,625
574,000	Whiting Petroleum Corp. 7.250%, 05/01/12	566,825
614,000	Williams Companies, Inc.^ 7.750%, 06/15/31	664,655

		9,964,704

	Financials (0.4%)
	E*TRADE Financial Corp.
671,000	7.375%, 09/15/13^	703,711
510,000	7.875%, 12/01/15	552,713
124,000	8.000%, 06/15/11	130,975
972,000	Host Hotels & Resorts, Inc.^ 7.125%, 11/01/13	1,006,020
1,084,000	Leucadia National Corp. 7.000%, 08/15/13	1,092,130
84,000	Omega Healthcare Investors, Inc. 7.000%, 04/01/14	85,575
	Senior Housing Properties Trust
442,000	8.625%, 01/15/12	485,095
312,000	7.875%, 04/15/15	328,380

		4,384,599

	Health Care (0.5%)
1,438,000	Ameripath, Inc.^ 10.500%, 04/01/13	1,572,812
442,000	Angiotech Pharmaceuticals, Inc.^ 7.750%, 04/01/14	409,955
177,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	184,301
80,000	DaVita, Inc.^ 7.250%, 03/15/15	82,200
473,000	Psychiatric Solutions, Inc. 7.750%, 07/15/15	486,008
892,000	Tenet Healthcare Corp. 9.250%, 02/01/15	896,460
473,000	Valeant Pharmaceuticals International 7.000%, 12/15/11	461,175
618,000	Vanguard Health Systems, Inc. 9.000%, 10/01/14	643,493

		4,736,404

	Industrials (0.8%)
530,000	American Airlines, Inc. 7.250%, 02/05/09	539,275
221,000	Armor Holdings, Inc. 8.250%, 08/15/13	233,155
265,000	BE Aerospace, Inc. 8.875%, 05/01/11	272,839
1,413,000	CNH Global, NV 9.250%, 08/01/11	1,492,481
1,458,000	Esterline Technologies Corp. 7.750%, 06/15/13	1,516,320
88,000	FTI Consulting, Inc. 7.625%, 06/15/13	91,300
309,000	Gardner Denver, Inc. 8.000%, 05/01/13	329,085
133,000	GATX Corp. 8.875%, 06/01/09	142,338
165,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	179,850
	IKON Office Solutions, Inc.
221,000	7.750%, 09/15/15^	232,603
177,000	6.750%, 12/01/25	160,850
521,000	Interline Brands, Inc. 8.125%, 06/15/14	544,445
384,000	Manitowoc Company, Inc.^ 10.500%, 08/01/12	409,920
746,000	Mobile Mini, Inc. 9.500%, 07/01/13	816,624
	Sequa Corp.
618,000	8.875%, 04/01/08	638,085
177,000	9.000%, 08/01/09	188,063
167,000	Terex Corp. 7.375%, 01/15/14	175,350
199,000	Trinity Industries, Inc. 6.500%, 03/15/14	199,000
177,000	WESCO Distribution, Inc. 7.500%, 10/15/17	182,310
353,000	Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	356,530
221,000	Williams Scotsman International, Inc. 8.500%, 10/01/15	235,365

		8,935,788

	Information Technology (0.6%)
598,000	Advanced Micro Devices, Inc.^ 7.750%, 11/01/12	589,030
309,000	Amkor Tech, Inc.^ 9.250%, 06/01/16	329,085
242,000	Arrow Electronics, Inc. 6.875%, 06/01/18	253,846
80,000	Avago Technologies^ 11.875%, 12/01/15	91,800
751,000	Celestica, Inc.^ 7.625%, 07/01/13	719,083
353,000	7.875%, 07/01/11	349,470
177,000	Flextronics International, Ltd. 6.500%, 05/15/13	176,336
See accompanying Notes to Schedule of Investments.

12	Convertible and High Income Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE
$640,000		Freescale Semiconductor, Inc.* 8.875%, 12/15/14	$644,000
177,000	GBP	Iron Mountain, Inc.* 7.250%, 04/15/14	354,832
442,000		NXP, BV* 7.875%, 10/15/14	461,890
839,000		SunGard Data Systems, Inc. 9.125%, 08/15/13	904,022
1,811,000		Xerox Corp. 7.625%, 06/15/13	1,910,605

			6,783,999

		Materials (0.8%)
442,000		Ball Corp. 6.875%, 12/15/12	454,155
353,000		Boise Cascade Company 7.125%, 10/15/14	353,000
88,000		Crown Holdings, Inc. 7.750%, 11/15/15	93,500
1,680,000		Equistar Chemicals, LP 10.625%, 05/01/11	1,780,800
80,000		Gibraltar Industries, Inc. 8.000%, 12/01/15	81,000
		Ineos Group Holdings, PLC*
530,000	EUR	7.875%, 02/15/16	685,293
88,000		8.500%, 02/15/16^	85,580
530,000		IPSCO, Inc. 8.750%, 06/01/13	569,681
305,000		Mosaic Company* 7.625%, 12/01/16	327,112
795,000		Neenah Paper, Inc. 7.375%, 11/15/14	775,125
221,000		P.H.Glatfelter Company 7.125%, 05/01/16	223,486
265,000		Polyone Corp. 10.625%, 05/15/10	280,569
442,000		Sealed Air Corp.* 6.875%, 07/15/33	444,080
663,000		Terra Industries, Inc.* 7.000%, 02/01/17	653,055
177,000		Texas Industries, Inc. 7.250%, 07/15/13	184,301
		Union Carbide Corp.
428,000		7.875%, 04/01/23	458,217
287,000		7.500%, 06/01/25	294,835
327,000		Westlake Chemical Corp. 6.625%, 01/15/16	319,643

			8,063,432

		Telecommunication Services (0.3%)
530,000		AT&T Corp. 8.000%, 11/15/31	666,105
331,000		CenturyTel, Inc. 6.875%, 01/15/28	329,724
62,000		Citizens Communications Company 9.000%, 08/15/31	68,355
309,000		Leap Wireless International, Inc.* 9.375%, 11/01/14	331,402
336,000		Qwest Communications International, Inc.^ 7.750%, 02/15/31	342,720
618,000		Sprint Nextel Corp. 7.375%, 08/01/15	639,884
398,000		Syniverse Technologies, Inc. 7.750%, 08/15/13	392,030

			2,770,220

		Utilities (0.2%)
88,000		NRG Energy, Inc. 7.375%, 02/01/16	91,630
186,000		Public Service Enterprise Group, Inc. 8.625%, 02/15/08	190,185
1,113,000		Teco Energy, Inc. 7.500%, 06/15/10	1,185,345
618,000		TXU Corp. 6.500%, 11/15/24	537,916

			2,005,076

		TOTAL CORPORATE BONDS	78,046,490

NUMBER OF
CONTRACTS		VALUE
Options (1.3%)
	Consumer Discretionary (0.2%)
1,395	Comcast Corp.# Call, 01/17/09, Strike $28.37	509,175
125	Garmin, Ltd.# Call, 01/19/09, Strike $55.00	151,250
600	Harley-Davidson, Inc.# Call, 01/17/09, Strike $70.00	375,000
	Nike, Inc.#
460	Call, 01/17/09, Strike $55.00	301,300
460	Call, 01/17/09, Strike $50.00	432,400
450	Omnicom Group, Inc.# Call, 01/17/09, Strike $100.00	729,000

		2,498,125

	Consumer Staples (0.1%)
1,050	Coca-Cola Company# Call, 01/17/09, Strike $45.00	1,018,500
525	Kroger Company# Call, 01/17/09, Strike $30.00	191,625

		1,210,125

	Energy (0.0%)
130	Schlumberger NV (Schlumberger Ltd.)# Call, 01/17/09, Strike $80.00	137,150

See accompanying Notes to Schedule of Investments.

Convertible and High Income Fund Schedule of Investments SEMIANNUAL REPORT	13

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

NUMBER OF
CONTRACTS		VALUE
	Financials (0.4%)
580	A.G. Edwards, Inc.# Call, 01/17/09, Strike $70.00	$707,600
500	Charles Schwab Corp.# Call, 01/19/08, Strike $17.50	143,750
20	Chicago Mercantile Exchange Holdings, Inc.# Call, 01/19/08, Strike $510.00	115,300
280	E*TRADE Financial Corp.# Call, 01/19/08, Strike $25.00	44,100
550	Franklin Resources, Inc.# Call, 01/17/09, Strike $125.00	1,353,000
	Goldman Sachs Group, Inc.#
150	Call, 01/17/09, Strike $195.00	756,750
45	Call, 01/17/09, Strike $220.00	162,000
140	Lehman Brothers Holdings, Inc.# Call, 01/19/08, Strike $75.00	117,600
160	Merrill Lynch & Company, Inc.# Call, 01/19/08, Strike $85.00	178,400

		3,578,500

	Health Care (0.1%)
90	Allergan, Inc.# Call, 01/19/08, Strike $110.00	168,300
820	Johnson & Johnson# Call, 01/17/09, Strike $65.00	471,500

		639,800

	Industrials (0.1%)
580	General Dynamics Corp.# Call, 01/17/09, Strike $75.00	745,300

	Information Technology (0.4%)
90	Apple Computer, Inc.# Call, 01/19/08, Strike $90.00	164,700
1,240	Cisco Systems, Inc.# Call, 01/17/09, Strike $27.50	558,000
335	Hewlett-Packard Company# Call, 01/19/08, Strike $40.00	177,550
650	Infosys Technologies, Ltd.# Call, 01/17/09, Strike $55.00	581,750
1,600	Microsoft Corp.# Call, 01/17/09, Strike $30.00	624,000
330	Motorola, Inc.# Call, 01/19/08, Strike $22.50	12,375
3,300	Nokia Corp.# Call, 01/17/09, Strike $22.50	1,699,500
2,050	Oracle Corp.# Call, 01/17/09, Strike $17.50	820,000

		4,637,875

	Telecommunication Services (0.0%)
180	America Movil, SA De CV# Call, 01/17/09, Strike $50.00	198,000
85	NII Holdings, Inc.# Call, 01/17/09, Strike $80.00	126,650

		324,650

	TOTAL OPTIONS	13,771,525

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $89,474,959)	91,818,015

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (28.0%)
		Consumer Discretionary (2.4%)
567,800		Ford Motor Company Capital Trust II 6.500%	20,327,240
5,100		Stanley Works‡ 6.975%	5,474,212

			25,801,452

		Consumer Staples (0.8%)
6,000		Universal Corp. 6.750%	8,890,500

		Energy (1.4%)
55,000		Chesapeake Energy Corp. 6.250%	15,317,500

		Financials (17.3%)
660,000		Citigroup, Inc.(Genworth Financial, Inc.¥‡ 5.683%	22,275,000
19,000		Fortis Insurance, NV (Assurant, Inc.)*¥ 7.750%	27,652,429
350,000		Lazard, Ltd. 6.625%	16,191,000
775,000		Lehman Brothers Holdings, Inc. (General Mills, Inc.)¥ 6.250%	21,855,000
230,000		Merrill Lynch & Company, Inc.(Nuveen Investments, Inc.)¥ 6.750%	10,421,875
1,000,000		MetLife, Inc. 6.375%	32,890,000
35,000		Reinsurance Group of America, Inc. 5.750%	2,730,000
16,500	CHF	Swiss Re 6.000%	15,281,644
375,000		Washington Mutual, Inc. 5.375%	20,643,750
565,000		XL Capital, Ltd. 7.000%	15,481,000

			185,421,698

		Health Care (1.8%)
265,000		Schering-Plough Corp. 6.000%	19,114,450

See accompanying Notes to Schedule of Investments.

14	Convertible and High Income Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

NUMBER OF
SHARES			VALUE
		Industrials (1.0%)
2,350,000	GBP	BAE Systems, PLC 7.750%	$10,196,916

		Materials (2.3%)
132,500		Freeport-McMoRan Copper & Gold, Inc. 6.750%	14,381,550
1,250	CHF	Givaudan SA 5.375%	10,605,710

			24,987,260

		Utilities (1.0%)
160,000		CenterPoint Energy, Inc.(Time Warner, Inc.)¥‡ 2.000%	6,095,680
80,000		Southern Union Company 5.000%	4,476,800

			10,572,480

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $267,538,205)	300,302,256

WARRANTS (0.2%)
		Consumer Discretionary (0.2%)
218,180		Expedia, Inc.# 05/07/12, Strike $24.46	674,983
218,180		IAC/InterActiveCorp# 05/07/12, Strike $30.54	1,615,885

			2,290,868

		TOTAL WARRANTS (Cost $1,814,167)	2,290,868

PRINCIPAL
AMOUNT		VALUE
SHORT-TERM INVESTMENT (0.2%)
	Commercial Paper (0.2%)
$2,521,000	Citigroup, Inc. 5.250%, 05/01/07 (Cost $2,521,000)	2,521,000

NUMBER OF
SHARES		VALUE
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (18.3%)
196,272,049	Bank of New York Institutional
	Cash Reserve Fund
	5.378%
	(Cost $196,272,049)	$196,272,049

	TOTAL INVESTMENTS (155.7%)
	(Cost $1,582,053,478)	1,671,647,055

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-18.3%)		(196,272,049)

OTHER ASSETS, LESS LIABILITIES (2.7%)		29,134,616

PREFERRED SHARES AT LIQUIDATION VALUE INCLUDING DIVIDENDS PAYABLE (-40.1%)		(430,456,039)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$1,074,053,583

NOTES TO SCHEDULE OF INVESTMENTS
Note: Market Value for Securities denominated in foreign currencies are shown in U.S. dollars.

*	144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At April 30, 2007, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $142,367,971 or 13.3% of net assets.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2007.

¥	Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.
FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
ZAR	South African Rand
See accompanying Notes to Financial Statements.

Convertible and High Income Fund Schedule of Investments SEMIANNUAL REPORT	15

Statement of Assets and Liabilities

April 30, 2007 (unaudited)

ASSETS
Investments, at value* (cost $1,582,053,478)	$1,671,647,055
Cash with custodian (interest bearing)	1,054,401
Restricted cash for open options (interest bearing)	150,000
Foreign currency (cost $2,945,041)	2,945,031
Receivable for investments sold	1,006,592
Accrued interest and dividends receivable	25,122,202
Unrealized appreciation on interest rate swaps	4,068,160
Prepaid expenses	54,844
Other assets	41,224

Total assets	1,706,089,509

LIABILITIES
Payables:
Cash collateral for securities on loan	196,272,049
Investments purchased	4,180,919
Affiliates:
Investment advisory fees	857,455
Deferred compensation to Trustees	41,224
Financial accounting fees	13,881
Trustee fees and officer compensation	652
Accounts payable and accrued liabilities	213,707

Total liabilities	201,579,887

PREFERRED SHARES
$25,000 liquidation value per share applicable to 17,200 shares, including dividends payable	430,456,039

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,074,053,583

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized, 67,209,578 shares issued and outstanding	$964,444,724
Undistributed net investment income (loss)	(13,544,577)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	29,370,593
Net unrealized appreciation (depreciation) on investments, foreign currency translations and interest rate swaps	93,782,843

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,074,053,583

Net asset value per common share based on 67,209,578 shares issued and outstanding	$15.98

*	Including securities on loan with a value of $189,363,428.
See accompanying Notes to Financial Statements.

16	Convertible and High Income Fund SEMIANNUAL REPORT Statement of Assets and Liabilities

Statement of Operations

Six Months Ended April 30, 2007 (unaudited)

INVESTMENT INCOME
Interest	$42,399,910
Dividends	6,301,356
Securities lending income	230,436

Total investment income	48,931,702

EXPENSES
Investment advisory fees	5,867,066
Financial accounting fees	82,994
Auction agent and rating agency fees	559,512
Accounting fees	38,679
Printing and mailing fees	91,227
Custodian fees	41,074
Registration fees	29,386
Audit and legal fees	55,247
Trustees’ fees and officer compensation	25,396
Investor support services	24,339
Transfer agent fees	16,633
Other	38,598

Total expenses	6,870,151
Less expense waived	(733,384)
Less earnings credits	(31,366)

Net expenses	6,105,401

NET INVESTMENT INCOME (LOSS)	42,826,301

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, FOREIGN CURRENCY AND INTEREST RATE SWAPS
Net realized gain (loss) from:
Investments	29,194,494
Foreign currency transactions	267,771
Interest rate swaps	2,925,307

Change in net unrealized appreciation/depreciation on:
Investments	24,596,434
Foreign currency translations	79,024
Interest rate swaps	(2,305,876)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, FOREIGN CURRENCY AND INTEREST RATE SWAPS	54,757,154

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	97,583,455

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(8,759,886)
Capital gains	(2,046,633)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$86,776,936

See accompanying Notes to Financial Statements.

Convertible and High Income Fund Statement of Operations SEMIANNUAL REPORT	17

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2007	October 31,
	(unaudited)	2006

OPERATIONS
Net investment income (loss)	$42,826,301	$85,362,356
Net realized gain (loss) from investments, foreign currency transactions and interest rate swaps	32,387,572	24,872,280
Change in net unrealized appreciation/depreciation on investments, foreign currency translations and interest rate swaps	22,369,582	22,793,191
Distributions to preferred shareholders from:
Net investment income	(8,759,886)	(18,331,515)
Capital gains	(2,046,633)	(1,453,494)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	86,776,936	113,242,818

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(40,814,820)	(82,452,083)
Capital gains	(9,708,927)	(16,324,292)

Net decrease in net assets from distributions to common shareholders	(50,523,747)	(98,776,375)

CAPITAL STOCK TRANSACTIONS
Proceeds from secondary offering	—	61,824,000
Offering costs from secondary offering	—	(295,721)
Reinvestment of distributions resulting in the issuance of common stock	7,059,862	14,010,118

Net increase (decrease) in net assets from capital stock transactions	7,059,862	75,538,397

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	43,313,051	90,004,840

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	1,030,740,532	940,735,692

End of period	$1,074,053,583	$1,030,740,532

Undistributed net investment income (loss)	$(13,544,577)	$(6,796,172)
See accompanying Notes to Financial Statements.

18	Convertible and High Income Fund SEMIANNUAL REPORT Statements of Changes in Net Assets

Notes to Financial Statements (unaudited)
NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS Convertible and High Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 12, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on May 28, 2003.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).
Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter (“OTC”) market and quoted on The Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”), as determined by Nasdaq, or lacking a NOCP, at the last current reported sale price on Nasdaq at the time as of which the Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option.
Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
The Fund also may use fair value pricing, pursuant to Board of Trustees guidelines and under the ultimate supervision of the Board of Trustees if the value of a foreign security it holds is materially affected by events occurring before their valuation time but after the close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.
When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices.
Investment Transactions and Investment Income. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net

Convertible and High Income Fund Notes to Financial Statements SEMIANNUAL REPORT	19

Notes to Financial Statements (unaudited)
realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of purchased call options is increased by premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for contingent payment debt instruments and methods of amortizing and accreting fixed income securities. Financial records are not adjusted for temporary differences.

20	Convertible and High Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements (unaudited)
Indemnifications. Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to .80% based on the average weekly managed assets. Calamos Advisors has contractually agreed to waive a portion of its management fee at the annual rate of 0.10% of the average weekly managed assets of the Fund for the first five full years of the Fund’s operation (through May 31, 2008) and to waive a declining amount for an additional three years (0.07% of the average weekly managed assets in 2009, 0.05% in 2010, and 0.03% in 2011).
Pursuant to a financial accounting services agreement, Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets; and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation “combined assets” means the total of the average daily managed net assets of Calamos Investment Trust, and Calamos Advisors Trust and the average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on the Fund’s relative portion of combined assets.
The Fund reimburses the Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expenses on the Statement of Operations.
Included in the statement of operations under the caption “Earnings Credits” is an expense offset of $31,366, arising from credits on cash balances maintained on deposit.
Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. All officers and affiliated trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.
The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust

Convertible and High Income Fund Notes to Financial Statements SEMIANNUAL REPORT	21

Notes to Financial Statements (unaudited)
designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $41,224 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2007. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at April 30, 2007.
NOTE 3 – INVESTMENTS
Purchases and sales of investments, other than short-term investments for the six months ended April 30, 2007 were as follows:

Purchases	$348,160,370
Proceeds from sales	334,110,330
The following information is presented on a Federal income tax basis as of April 30, 2007. Differences between the cost basis under U.S. generally accepted accounting principles and Federal income tax purposes are primarily due to timing differences.
The cost basis of investments for Federal income tax purposes at April 30, 2007 was as follows:

Cost basis of investments	$1,590,641,364

Gross unrealized appreciation	90,968,586
Gross unrealized depreciation	(9,962,895)

Net unrealized appreciation (depreciation)	$81,005,691

NOTE 4 – INCOME TAXES
The tax character of distributions for the period ended April 30, 2007 will be determined at the end of the Fund’s current fiscal year.
Distributions during the fiscal year ended October 31, 2006 were characterized for Federal income tax purposes as follows:
Distributions paid from:

Ordinary income	$113,562,492
Long-term capital gains	4,925,831
As of October 31, 2006, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$301,218
Undistributed capital gains	11,803,906

Total undistributed earnings	12,105,124
Accumulated capital and other losses	—
Net unrealized gains/(losses)	61,631,103

Total accumulated earnings/(losses)	73,736,227
Other	(380,557)
Paid-in capital	957,384,862

Net assets applicable to common shareholders	$1,030,740,532

22	Convertible and High Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements (unaudited)
NOTE 5 – COMMON SHARES
There are unlimited common shares of beneficial interest authorized and 67,209,578 shares outstanding at April 30, 2007. Calamos Advisors owned 19,271 of the outstanding shares at April 30, 2007. Transactions in common shares were as follows:

	For the Six Months Ended	For the Year Ended
	April 30, 2007 (Unaudited)	October 31, 2006

Beginning shares	66,769,999	61,867,557
Shares sold	—	4,000,000
Shares issued through reinvestment of distributions	439,579	902,442

Ending shares	67,209,578	66,769,999

NOTE 6 – FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates, and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2007.
NOTE 7 – SYNTHETIC CONVERTIBLE SECURITIES
The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks or money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.
NOTE 8 – PREFERRED SHARES
There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 17,200 Preferred Shares outstanding consist of six series, 3,000 shares of M, 3,000 shares of TU, 3,000 shares of W, 3,000 shares of TH, 3,000 shares of F, and 2,200 shares of A. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.
Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an auction. Dividend rates ranged from 4.70% to 5.30% for the six months ended April 30, 2007. Under the 1940 Act, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

Convertible and High Income Fund Notes to Financial Statements SEMIANNUAL REPORT	23

Notes to Financial Statements (unaudited)
The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.
The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class, except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote separately or alone.
NOTE 9 – INTEREST RATE TRANSACTIONS
The Fund may engage in swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.
Amounts paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.
If the Fund is required to terminate any swap or cap early due to the Fund’s failure to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or the Fund loses its credit rating on its Preferred Shares, then the Fund could be required to make a termination payment, in addition to redeeming all or some of the Preferred Shares.
Details of the interest rate swap agreements outstanding as of April 30, 2007 were as follows:

					Unrealized
	Termination	Notional	Fixed Rate	Floating Rate	Appreciation
Counterparty	Date	Amount (000)	(Fund Pays)	(Fund Receives)	(Depreciation)

Citibank NA	October 27, 2007	$200,000,000	3.27%	1 Month Libor	$ 2,045,551
Citibank NA	October 27, 2008	100,000,000	3.65%	1 Month Libor	2,022,609

					$ 4,068,160

NOTE 10 – SECURITIES LENDING
For the six months ended April 30, 2007, the Fund loaned certain of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the income earned on the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to Calamos Advisors on, the creditworthiness of the firms to which the Fund lends securities. At April 30, 2007, the Fund had securities valued at $189,363,428 that were on loan to broker-dealers and banks and $196,272,049 in cash or cash equivalent collateral.

24	Convertible and High Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Financial Highlights
Selected data for a common share outstanding throughout each period were as follows:
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended April 30, 2007 is unaudited. Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal years ended October 31, 2006, 2005 and 2004 and the period ended October 31, 2003.

	Six Months Ended				May 28, 2003*
	April 30,				through
	(unaudited)	For the Year Ended October 31,			October 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$15.44	$15.21	$15.47	$14.80	$14.32 (a)

Income from investment operations:

Net investment income (loss)	0.64	1.34	1.49	1.60	0.44

Net realized and unrealized gain (loss) from investments, foreign currency, and interest rate swaps	0.82	0.75	(0.09)	0.63	0.46

Distributions to preferred shareholders from:

Net investment income (common share equivalent basis)	(0.13)	(0.29)	(0.20)	(0.10)	(0.02)

Capital gains (common share equivalent basis)	(0.03)	(0.02)	—	—	—

Total from investment operations	1.30	1.78	1.20	2.13	0.88

Less distributions to common shareholders from:
Net investment income	(0.61)	(1.29)	(1.34)	(1.46)	(0.37)

Capital gains	(0.15)	(0.26)	(0.12)	—	—

Capital charge resulting from issuance of common and preferred shares	—	— (b)	—	—	$(0.03)

Net asset value, end of period	$15.98	$15.44	$15.21	$15.47	$14.80

Market value, end of period	$17.04	$16.98	$15.52	$16.74	$16.00

Total investment return based on(c):
Net asset value	8.46%	12.16%	7.99%	14.91%	5.92%

Market value	5.16%	20.88%	1.83%	15.02%	9.36%

Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$1,074,054	$1,030,741	$940,736	$945,037	$891,152

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$430,000	$430,000	$430,000	$430,000	$430,000

Ratios to average net assets applicable to common shareholders:
Net expenses(d)(e)	1.17%	1.20%	1.23%	1.25%	1.11%

Gross expenses prior to waiver of expenses by the advisor and earnings credits(d)(e)	1.32%	1.34%	1.38%	1.40%	1.24%

Net investment income (loss)(d)(e)	8.23%	8.76%	9.55%	10.56%	7.85%

Preferred share distributions(d)	1.68%	1.88%	1.30%	0.65%	0.34%

Net investment income (loss), net of preferred share distributions(d)	6.55%	6.88%	8.25%	9.91%	7.51%

Portfolio turnover rate	23%	38%	55%	27%	20%

Asset coverage per preferred share, at end of period(f)	$87,471	$84,945	$79,708	$79,952	$76,811

*	Commencement of operations.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Annualized for periods less than one year.

(e)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(f)	Calculated by subtracting the Fund’s total liabilities (not including preferred shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

Convertible and High Income Fund Financial Highlights SEMIANNUAL REPORT	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Calamos Convertible and High Income Fund
We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible and High Income Fund (the “Fund”) as of April 30, 2007, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.
We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2006 and the financial highlights for each of the three years then ended and for the period from May 28, 2003 (commencement of operations) through October 31, 2003; and in our report dated December 19, 2006, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
Chicago, Illinois
June 21, 2007

26	Convertible and High Income Fund SEMIANNUAL REPORT Report of Independent Registered Public Accounting Firm

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About Closed-End Funds
What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.
Potential Advantages of Closed-End Fund Investing
•	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred stock or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements
OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund

Issues new shares on an ongoing basis	Issues a fixed number of shares

Issues equity shares	Can issue senior securities such as preferred stock and bonds

Sold at NAV plus any sales charge	Price determined by the marketplace

Sold through the fund’s distributor	Traded in the secondary market

Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

Convertible and High Income Fund About Closed-End Funds SEMIANNUAL REPORT	29

Leverage
Using Leverage to Enhance Total Return
Closed-end funds can use leverage which utilizes borrowed money in an attempt to increase the return on invested capital. The Fund invests the borrowed assets into securities, which we believe will provide a greater total return to investors than the cost of the borrowing.
Highlights on Leverage
•	Leveraging the portfolio allows the investment team to potentially enhance the income and total returns of the Fund.

•	In a rising-rate environment, the cost of leverage typically increases. To protect against increases, the investment team has locked in the cost of leverage for a longer term. In leveraged closed-end funds that invest in interest-rate sensitive securities (high-quality traditional fixed income), rising rates can negatively impact a fund in two ways: increasing the cost of leverage and decreasing the value of securities.

•	This portfolio does not have notable sensitivity to rising interest rates. Much of the cost of leverage has been locked in, and the portfolio seeks to invest in securities that should be more economically sensitive and less interest rate-sensitive.
Managing the Interest Rate Risk of Leverage
In general, leverage can expose a closed-end fund to the risk of fluctuations in short-term interest rates. As we discussed in the Investment Team Interview, Calamos Advisors has taken steps to mitigate some of this risk to our shareholders. Specifically, we hedged the Fund’s preferred shares (used these shares as principal) to enter into interest rate swap agreements. In its simplest form, an interest rate swap involves two parties agreeing to exchange or “swap” one set of cash flows for another set. In essence, the agreement allows a party that desires to avoid a variable rate (the Fund) to pay a fixed rate to a party that desires variability.
Under these agreements, the Fund pays a potentially higher rate for borrowing initially, but that rate is fixed for a period of three to five years, thereby potentially reducing the interest costs that the Fund would otherwise pay over the period based on a floating or variable rate.

30	Convertible and High Income Fund SEMIANNUAL REPORT Leverage

Level Rate Distribution Policy
Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.
We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.
Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.
Automatic Dividend Reinvestment Plan
Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.
Potential Benefits
•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.
For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224 or visit us on the web at www.calamos.com/chy.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.
We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Convertible and High Income Fund Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan SEMIANNUAL REPORT	31

The Calamos Investments Advantage
Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.
Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.
Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.
Proven Management Team
The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.
Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

32	Convertible and High Income Fund SEMIANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds
Intelligent Asset Allocation in Four Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.
Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 4/30/07
Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential
Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential
Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Strategic Total Return Fund (CSQ)

Providing Defensive Equity
Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Defensive Global Equity
Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Convertible and High Income Fund Calamos Closed-End Funds SEMIANNUAL REPORT	33

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2006 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563 or by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, Il 60563-2787

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2007 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money℠ and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CHYSAN 1791 2007

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(c) Total
	(a)		Number of	(d) Maximum
	Total		Shares (or	Number (or
	Number	(b)	Units)	Approximate
	of	Average	Purchased as	Dollar Value) of
	Shares	Price	Part of	Shares (or Units)
	(or	Paid per	Publicly	that May Yet Be
	Units)	Share	Announced	Purchased Under
	Purchas	(or	Plans or	the Plans or
Period	ed	Unit)	Programs	Programs
November 1 to
November 30	N/A	N/A	N/A	N/A

December 1 to
December 31	N/A	N/A	N/A	N/A

January 1 to
January 31	N/A	N/A	N/A	N/A

February 1 to
February 28	N/A	N/A	N/A	N/A

March 1 to
March 31	N/A	N/A	N/A	N/A

April 1 to
April 30	N/A	N/A	N/A	N/A

Total	N/A	N/A	N/A	N/A
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Convertible and High Income Fund

By: Name:	/s/ John P. Calamos, Sr. John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2007

By: Name:	/s/ Patrick H. Dudasik Patrick H. Dudasik
Title:	Principal Financial Officer
Date:	June 25, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Calamos Convertible and High Income Fund

By: Name:	/s/ John P. Calamos, Sr. John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2007

By: Name:	/s/ Patrick H. Dudasik Patrick H. Dudasik
Title:	Principal Financial Officer
Date:	June 25, 2007